UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513) 629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

Marketfield Fund

Annual Report

December 31, 2019

Investment Adviser

Marketfield Asset Management LLC

369 Lexington Avenue

3rd Floor

New York, New York 10017

www.marketfield.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-800-311-MKTD (6583).

You may elect to receive all future reports in paper free of charge. To request that you continue to receive paper copies of your shareholder reports, you can contact your financial intermediary if you invest through the financial intermediary, or if you invest directly with the Fund, you can call the Fund at 1-800-311-MKTD (6583). Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Chairman’s Report

The Class I shares of the Marketfield Fund generated a total return of 12.13% for the fiscal year ended December 31, 2019. As pleased as we are to generate a positive return, we are disappointed not to have captured more of the returns generated in global markets, with the S&P 500 (SPX) Index generating a total return of 31.49%. However, our returns are in line with many of our peers, with the Morningstar Long-Short category 2019 return at 0.23%, indicating that this remains a tricky macro environment. In retrospect, we were too cautiously positioned at the start of 2019, which meant we only captured a small portion of the violent rebound that took place at the start of the year.

We also suffered from investors’ clear preference for low volatility defensive sectors within the U.S. market through the first 8 months of the year. This meant that a good portion of our long book underperformed while defensive short positions rose steadily. This has started to reverse in recent months, with strong performance by cyclical positions and general underperformance, particularly in real estate, towards the end of 2019.

We did manage to limit losses during the May to August period when the U.S./China trade dispute greatly undermined investor confidence and markets started to price in a global recession, without falling into the trap of actually believing that this was a likely outcome. Although we cut back long sided positioning at the start of summer, we did so from a pragmatic wish to limit risk in the face of worsening sentiment rather than a belief that economic activity was deteriorating rapidly, and we were happy to reinvest once we felt a turn in the environment had taken hold in early September.

As far as the 4th quarter was concerned, the positive return was boosted by our decision to increase long sided positions during September. Global investor sentiment had become much too negative over the summer months, setting up the potential for a powerful rebound. We believed that, in addition to the U.S./China trade dispute, the chaotic Brexit negotiations had a greater impact on non-U.S. markets than was commonly realized, and this informed our decision to direct most of the increase in long positions to non-U.S. developed markets. Over the course of the quarter, U.S. long weightings were increased slightly, with new positions in Industrial and Energy sectors and shorts decreased, with all financial shorts covered and decreases to Technology shorts.

In retrospect, it did not matter much where exposure was increased, since all global markets rallied strongly in one of the more powerful quarterly reversals we have witnessed in recent years. Most long positions performed strongly, particularly Emerging Markets, Japan, Industrials, and Materials (mostly precious metal miners). U.S. Housing lagged significantly, as the strong 3rd quarter gains were digested. On the short side, staples and real estate only increased modestly, but Technology shorts rallied strongly. Overall, we were satisfied with 4th quarter performance, which captured 65% of the total return in the SPX Index over this period.

Nevertheless, we were correct in our assumption that Brexit negotiations were at a key turning point, with the U.K. electorate finally making an irrevocable decision to leave the European Union, even if many months of negotiations over the final details still lie ahead. The same could be said of the U.S./China trade dispute, which has been put on hold with the Phase 1 agreement without being solved.

Although both situations remain imperfect, the calming of tensions opens up a window for the significant shifts in global central banking policies to make themselves felt in global markets. Our assumption remains that this will benefit more cyclical portions of the U.S. equity market and global indexes with a high cyclical weighting. Since the late August low in global interest rates, there has been increasing evidence that a shift in relative performance along these lines is taking place, although we have yet to see any evidence that defensive positions are being actively liquidated in order to make room for greater cyclical exposure, and the massive passive bid for the SPX Index remains fully intact.

Outside of equity markets, we are seeing signs of life in commodity markets, with precious metals in particular benefiting from the dovish shift in central banking policy and subsequent boost to global liquidity. We do believe precious metals have entered a new bull market and that their 2019 gains can be maintained even in a more pro-risk environment and we hold positions in gold and silver as well as some of the larger precious metal miners. Energy remains the clear laggard in the complex, but there are signs that crude oil is starting to probe higher and that producers are finally changing business models in a manner that should benefit shareholders. We still hold only small positions in the Energy sector but have started to expand our footprint, adding one oil service company and a natural gas infrastructure provider.

January 13, 2020

Michael Shaoul

Chairman, CEO & Portfolio Manager

Chief Investment Officer’s Report

And so it goes. Trends characteristic of the secular bull market persisted and, in some cases, intensified during 2019. The year began with consternation, but markets seemed inured to political turmoil and the unstable macroeconomic data that has become endemic in this era.

Consensus expectations enunciated at this time last year (around the Christmastime lows) were confounded mainly by the resumption and continuation of trends in evidence for the past decade.

Fixed income markets were mostly impervious to geopolitical headlines and signs of stabilization in global economic activity. Equity markets remain in thrall to flows toward passive and simple factor-driven strategies. Fundamental equity research receded farther into the background of the major sell-side firms.

Cyclical and natural resource businesses began to show signs of life. They are structurally disadvantaged by diminished weightings in most domestic indices, and managers who in times past might be drawn to these as contrary opportunities have lost influence as assets under management have withered.

Even signs of stabilization after the long malaise in the energy sector have failed to generate much enthusiasm or portfolio flows.

The past year’s leadership themes remained large cap growth and new economy stocks, with some more participation among those cyclical companies able to meet or exceed earnings expectations. Flows into corporate bonds remained robust, and performance was more than acceptable.

International markets were generally strong, but for dollar investors there was no real incentive or reward for leaving domestic markets.

Strong institutional flows continued to gravitate toward private equity, venture capital and private companies awaiting initial listings.

Public market flows from both institutions and private investors continued to focus on indexed products at the expense of traditional stock picking managers, especially those with biases toward value.

Our focus now turns to the prospects for 2020. The central questions with which we are concerned are as follows:

1)	Will fixed income and defensively positioned investors care if strengthening price trends come into play?

2)	Will the central bank of the emerging markets, i.e., The People’s Bank of China (PBOC), continue to expand liquidity to an extent sufficient to provide real stimulus to the developing world?
3)	Will improved prospects outside of the U.S. markets begin to prompt large, global institutions to redirect some of their passive flows toward international markets?

Long-term macroeconomic trends are remarkably inertial. The time and changes necessary to reroute flows to sectors and markets suffering from entrenched headwinds and the resultant outflows are formidable, at the very least.

The U.S. equity market continues to extend its secular advance in spite of the constant drone of unsettling headlines. It is clear that the ‘anxiety of the week’ clubs that have urged caution and defensive positioning are banking on external factors, e.g., trade wars, Middle East tensions, Brexit, widespread political enmity, impeachment, unrest in Hong Kong and a host of others, have miscalculated the direct effects on stock prices.

We have, for many years, been of the view that the greatest threat to this bull market would come in the form of accelerating inflation in the U.S. that forced the hand of the Federal Reserve Board toward meaningfully tighter policy. The two main drivers of a potential shift toward more widespread inflationary pressures are the labor shortage and rapidly rising compensation costs in the U.S., China, Japan and parts of Western Europe. Thus far, wage costs have not filtered through to more rapid expansions of consumer prices, but that process should be a point of focus in 2020.

Capital markets are clearly vulnerable should international tensions boil over into war, but these sorts of developments are not foreseeable to a degree that should inform investment decisions.

We are inclined to the view that there are changes taking place in the characteristics of global markets, albeit slowly.

The monetary tightening that upended markets in 2018 has been unwound. The Federal Reserve’s response to displacements in the repurchase agreement (repo) markets with injections of additional short-term liquidity was, functionally, the equivalent of another round of quantitative easing, even though it was not intended or advertised as such. Episodic illiquidity in repo financing for bonds is testament to the sheer bulk of fixed income assets that have accumulated during this cycle. Any substantial increases in the pace of issuance from here forward are apt to test the limits of demand, particularly in markets where negative rates prevail along most of the yield curve. A sense that market appetites are changing will likely prompt a rush to issuance from governments and large private borrowers enjoying deeply negative real costs of debt.

The European Central Bank has kept pace with the Fed’s liquidity injections, although their motivating forces revolve more around the trade disruptions prompted by Britain’s pending departure, the slowdown in Chinese activity and the rapidly weakening German automobile sector.

The PBOC has been constrained by weakness in the Yuan, remaining relatively tight despite threats to the domestic economy from trade conflict, turmoil in Hong Kong and generalized weakness in the all-important property sector. As of late, fears of domestic weakness seem to have won out over concerns about exchange rates, and liquidity provision by the central bank has accelerated during the past quarter.

Expansion by the PBOC is normally a very good sign for emerging markets in general. We remain generally positive and well invested in markets where specific, local risks appear manageable.

Overexposure to dollar-based and defensive assets is in extreme territory. Quantitative factor models driving investors toward similar allocation postures favoring large-cap U.S. growth stocks and dollar-

based fixed income exposures have continued to work, and will likely prevail until absolute and relative results prompt serious disappointment.

Meaningful shifts in investor emphasis will not occur until there is indisputable evidence of accelerating inflation; more promising fundamentals outside the U.S. and markets reacting to confirm those changes.

Accelerating liquidity provision from global central banks gives us the sense that better performance from fundamentally inexpensive and under-populated non-U.S. markets is likely in 2020.

The other general macroeconomic question looming over markets for the coming year is whether there will be sufficient, apparent and acknowledged inflationary pressures in developed economies to change allocation patterns among major investors.

We have written extensively and perhaps exhaustively about the chronic and intensifying squeeze in labor costs, particularly in low-wage, service sector industries. Thus far, businesses have been forced by competitive pressures to avoid passing compensation cost increases along to consumers. A part of the pressure derives from Internet sellers with smaller labor inputs. Another important factor has been the ability of marginally viable and actually insolvent firms to access credit through private, non-bank lending markets. In cycles past, many of these distressed firms would have ceased to exist at this point, allowing solvent businesses to lift prices.

Change is in the air. Results from private, distressed lending funds have been disappointing, and in some cases, disastrous. Capital is leaving the sector. It is increasingly likely that failing businesses across many sectors (energy included) will be unable to call on subsidies from private lenders to sustain loss-making operations.

Extensive, long-term subsidies for unprofitable businesses have been a feature of the current cycle of venture capital investing. There are strong signals that this phenomenon has reached the boundaries of investor patience. The idea of market share acquisition through non-economic and unprofitable discounting is losing traction among those actually providing the capital to cover seemingly interminable losses.

The mechanism whereby passive investors subsidize underpriced products and services for the sake of volume and market share is inherently deflationary. If the practice is confined to a few, specific areas, it is inconsequential in macroeconomic terms. If, as is the case in the current cycle, subsidies are extensive and involve significant amounts of capital, the general effects on pricing become important factors in the overall macroeconomic environment.

In some sense there is a similarity between the deflationary impact of venture capital investing now and the cycle of deflation that undermined the U.S. manufacturing sector when autocratic regimes in developing countries were willing to offer their citizens for labor at wages that could not sustain a basic standard of living.

At the crux of the foregoing arguments lies the U.S. dollar. If we are correct about a renewed perception of relative opportunity in overseas markets and a growing perception that the disinflationary trend in the domestic economy has run its course, a weakening dollar would provide critical evidence.

Meaningful weakness in the dollar would constitute an important piece of a feedback loop, in which wholesale changes in global allocations, sector performance and risk appetite would be reinforced.

Paradigmatic shifts, should they occur, will highlight the absence of liquidity in markets characterized by synchronous distribution of ideas and actions among investors across the globe. We persist in our current posture with the expectation that markets are coming our way.

January 13, 2020

Michael C. Aronstein

President, CIO & Portfolio Manager

The foregoing represents the opinions of the Chairman, CEO & Portfolio Manager and of the President, CIO & Portfolio Manager, respectively, and are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance does not guarantee future results.

The Marketfield Fund (the “Fund”) is managed by Marketfield Asset Management LLC (the “Adviser”) and distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Before considering an investment in the Fund, you should understand that you could lose money.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in exchange-traded funds are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the fund’s ability to sell its shares.

Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer- term debt securities. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investing in the Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

MARKETFIELD FUND

Expense Example

(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2019 to December 31, 2019.

This example illustrates the Fund’s ongoing costs in two ways:

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.50% when you invest. A contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions of Class A shares redeemed within twelve months of purchase. Class C shares are subject to a CDSC of 1.00% for shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MARKETFIELD FUND

Expense Example (continued)

(Unaudited)

	Class A
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 - December 31, 2019*
Actual	$1,000.00	$1,041.20	$14.35
Hypothetical (5% return before expenses)	$1,000.00	$1,011.14	$14.14

*	Expenses are equal to the Class A shares’ annualized expense ratio of 2.79%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class C
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 - December 31, 2019*
Actual	$1,000.00	$1,037.50	$18.28
Hypothetical (5% return before expenses)	$1,000.00	$1,007.26	$18.01

*	Expenses are equal to the Class C shares’ annualized expense ratio of 3.56%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class I
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 - December 31, 2019*
Actual	$1,000.00	$1,042.10	$13.13
Hypothetical (5% return before expenses)	$1,000.00	$1,012.35	$12.93

*	Expenses are equal to the Class I shares’ annualized expense ratio of 2.55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Class R6
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period July 1, 2019 - December 31, 2019*
Actual	$1,000.00	$1,042.90	$12.51
Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.33

*	Expenses are equal to the Class R6 shares’ annualized expense ratio of 2.43%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its investment objective by allocating the Fund’s assets among investments in equity securities, fixed-income securities, and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with Marketfield Asset Management LLC’s (the “Adviser”) evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and the Adviser’s perception of the outlook of the capital markets as a whole. The Adviser may allocate the Fund’s investments between equity securities and fixed-income securities at its discretion, without limitation. The Fund’s allocation of portfolio assets as of December 31, 2019 is shown below.

*	Valued at the net unrealized appreciation (depreciation).

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Total Returns as of December 31, 2019

Class	Sales Charge		1 Year	5 Years	10 Years	Since Inception (7/31/2007)
Class A(1)	Maximum 5.5% Initial Sales Charge	With sales charge	5.70%	-0.48%	2.90%	3.69%
		Excluding sales charge	11.87%	0.65%	3.48%	4.16%
Class C(1)	Maximum 1% CDSC if Redeemed	With sales charge	10.04%	-0.13%	2.70%	3.37%
	within One Year of Purchase	Excluding sales charge	11.04%	-0.13%	2.70%	3.37%
Class I(2)	No Sales Charge		12.13%	0.88%	3.72%	4.41%
Class R6(3)	No Sales Charge		12.30%	1.03%	3.82%	4.49%
S&P 500® Index			31.49%	11.70%	13.56%	8.93%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 311-MKTD (6583).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500® Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. It is not possible to invest directly in an index.

(1)

Performance figures for Class A and Class C shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses. Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on July 31, 2007. Unadjusted, the performance for the newer classes would likely have been different.

(2)

Performance figures for Class I shares prior to April 8, 2016 reflect the historical performance of the then-existing shares of the MainStay Marketfield Fund, a series of MainStay Funds Trust (the predecessor to the Fund, which was subject to a different fee structure, and for which the Adviser served as the investment sub-adviser) for periods from October 5, 2012 to April 8, 2016. The performance figures also reflect the historical performance of the then-existing shares of the predecessor fund to the MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.

(3)

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in certain expenses attributable to each share class.

MARKETFIELD FUND

Investment Highlights (continued)

(Unaudited)

(1)

The minimum investment for Class I shares is $25,000 for individual investors. There is no minimum investment for Class I shares for institutional investors. The minimum investment for Class C shares is $2,500. The minimum investment for Class A shares is $2,500. The minimum investment for Class R6 shares is $250,000.

MARKETFIELD FUND

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS — 64.06%

Auto Components — 0.29%
Continental AG(a)	4,129	$533,829

Building Products — 1.14%
TOTO Ltd.(a)	49,386	2,108,978

Chemicals — 1.78%
The Sherwin-Williams Co.	5,606	3,271,325

Communications Equipment — 2.12%
Ciena Corp.(b)	91,426	3,902,976

Electrical Equipment — 2.74%
Eaton Corp PLC	21,964	2,080,430
Rockwell Automation, Inc.	14,597	2,958,374

		5,038,804

Electronic Equipment, Instruments & Components — 3.02%
Keyence Corp.(a)	15,724	5,570,077

Energy Equipment & Services — 1.25%
Schlumberger Ltd.	57,075	2,294,415

Food & Staples Retailing — 3.53%
Costco Wholesale Corp.(c)	22,120	6,501,511

Health Care Equipment & Supplies — 2.61%
Intuitive Surgical, Inc.(b)	8,140	4,811,961

Hotels, Restaurants & Leisure — 0.93%
Dalata Hotel Group PLC(a)	296,279	1,711,539

Household Durables — 10.90%
DR Horton, Inc.(c)	101,638	5,361,404
Lennar Corp. — Class A	56,387	3,145,831
PulteGroup, Inc.(c)	138,456	5,372,093
Sony Corp. — ADR(c)	90,932	6,183,376

		20,062,704

Industrial Conglomerates — 2.22%
Honeywell International, Inc.	16,706	2,956,962
Siemens AG(a)	8,744	1,143,046

		4,100,008

Machinery — 5.69%
Caterpillar, Inc.(c)	23,167	3,421,302
Cummins, Inc.(c)	21,636	3,871,979
Deere & Co.(c)	18,347	3,178,801

		10,472,082

Metals & Mining — 9.11%
Barrick Gold Corp.(a)(c)	267,053	4,964,515
Compania de Minas Buenaventura SAA — ADR(c)	143,148	2,161,535
MMC Norilsk Nickel PJSC — ADR	136,332	4,164,943
Newmont Goldcorp.	76,059	3,304,763
Vale SA — ADR(b)	164,503	2,171,440

		16,767,196

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2019

	Shares		Value
Oil, Gas & Consumable Fuels — 1.77%
Devon Energy Corp.	78,438		$2,037,035
Golar LNG Ltd.(a)	86,229		1,226,176

			3,263,211

Real Estate Management & Development — 0.91%
The St. Joe Co.(b)	84,313		1,671,927

Road & Rail — 5.77%
Norfolk Southern Corp.(c)	29,339		5,695,580
Union Pacific Corp.(c)	27,212		4,919,658

			10,615,238

Semiconductors & Semiconductor Equipment — 1.88%
Intel Corp(c).	57,735		3,455,440

Software — 3.34%
Microsoft Corp.(c)	25,417		4,008,261
Splunk, Inc.(b)	14,282		2,139,015

			6,147,276

Specialty Retail — 3.06%
Ross Stores, Inc.(c)	48,370		5,631,235

TOTAL COMMON STOCKS (Cost $68,381,310)			117,931,732

EXCHANGE-TRADED FUNDS — 29.03%
iShares MSCI EAFE ETF	208,415		14,472,338
iShares MSCI Emerging Markets ETF(c)	290,474		13,033,568
iShares MSCI Taiwan ETF(c)	168,637		6,936,040
iShares U.S. Home Construction ETF(c)	153,589		6,822,423
SPDR S&P Homebuilders ETF(c)	79,433		3,614,996
SPDR S&P Oil & Gas Exploration & Production ETF(c)	84,768		2,009,002
VanEck Vectors Russia ETF(c)	107,827		2,692,440
X-trackers Harvest CSI 300 China A-Shares ETF(c)	130,317		3,862,596

TOTAL EXCHANGE-TRADED FUNDS (Cost $44,383,825)			53,443,403

	Number of Contracts (100 shares per contract)	Notional Amount
PURCHASED OPTIONS — 0.07%
Exchange-Traded Put Options — 0.07%
iShares U.S. Real Estate ETF
Expiration: March 2020, Exercise Price $90.00	1,000	9,308,000	117,000

TOTAL PURCHASED OPTIONS (Cost $134,769)			117,000

	Shares
SHORT-TERM INVESTMENTS — 6.90%
Money Market Fund — 6.90%
First American Government Obligations Fund, Class X, 1.508%(d)	12,702,311		12,702,311

TOTAL SHORT-TERM INVESTMENTS (Cost $12,702,311)			12,702,311

Total Investments (Cost $125,602,215) — 100.06%			184,194,446
Liabilities in Excess of Other Assets — (0.06)%			(102,182)

TOTAL NET ASSETS — 100.00%			$184,092,264

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

December 31, 2019

(b)	Non-income producing security.
(c)	All or a portion of this security is pledged as collateral for securities sold short, options written and future contracts with an aggregate fair value of $64,232,130.
(d)	Seven day yield as of December 31, 2019.

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

December 31, 2019

	Shares	Value
SECURITIES SOLD SHORT — (35.84)%

COMMON STOCKS — (1.96)%

IT Services — (1.96)%
International Business Machines Corp.	(26,971)	$(3,615,193)

TOTAL COMMON STOCKS (Proceeds $3,878,985)		(3,615,193)

EXCHANGE-TRADED FUNDS — (25.37)%
Consumer Staples Select Sector SPDR Fund	(206,192)	(12,985,972)
Invesco QQQ Trust Series 1	(86,020)	(18,288,712)
iShares Expanded Tech-Software Sector ETF	(42,690)	(9,948,478)
Vanguard Real Estate ETF	(58,975)	(5,472,290)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $40,211,035)		(46,695,452)

REAL ESTATE INVESTMENT TRUSTS — (8.51)%
Apartment Investment & Management Co.	(24,438)	(1,262,223)
AvalonBay Communities, Inc.	(7,475)	(1,567,507)
Boston Properties, Inc.	(23,892)	(3,293,751)
Equity Residential	(23,129)	(1,871,599)
Essex Property Trust, Inc.	(6,693)	(2,013,656)
SL Green Realty Corp.	(31,192)	(2,865,921)
Vornado Realty Trust	(42,039)	(2,795,593)

TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $14,584,013)		(15,670,250)

Total Securities Sold Short (Proceeds $58,674,033)		$(65,980,895)

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Options Written

December 31, 2019

	Contracts	Notional Value	Value
EXCHANGE TRADED CALL OPTIONS
iShares U.S. Real Estate ETF
Expiration: March 2020, Exercise Price $93.00	(1,000)	(9,308,000)	$(223,000)

Total Options Written (Premiums Received $181,917)			$(223,000)

Schedule of Open Futures Contracts

December 31, 2019

	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
FUTURE CONTRACTS PURCHASED
Yen Denominated Nikkei 225 Index Future	121	March 2020	$13,043,233	$63,577

Total Futures Contracts Purchased				$63,577

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities

December 31, 2019

Assets
Investments in securities, at value (cost $125,602,215)	$184,194,446
Receivables:
Investments sold	43,748
Fund shares sold	21,324
Dividends and interest	294,501
Dividend tax reclaim	341,748
Variation margin on futures contracts	11,136
Deposits at brokers (1)	66,333,613
Other assets	24,115

Total Assets	251,264,631

Liabilities
Written options, at value (premiums received $181,917)	223,000
Securities sold short, at value (proceeds received $58,674,033)	65,980,895
Payables:
Distributions	11,006
Fund shares redeemed	339,959
To affiliates	64,578
To distributor	32,615
For shareholder servicing fees	41,376
To adviser	186,730
Dividends and interest on short positions	198,893
Accrued expenses and other liabilities	93,315

Total Liabilities	67,172,367

Net Assets	$184,092,264

Net assets consist of:
Paid-in capital	549,327,648
Accumulated deficit	(365,235,384)

Net Assets	$184,092,264

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets & Liabilities (continued)

December 31, 2019

Class A
Net assets	$37,760,925
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,268,602
Net asset value, minimum offering, and redemption price per share	$16.65
Maximum offering price per share (net asset value per share divided by 0.945)(2)	$17.62

Class C
Net assets	$38,674,947
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,450,044
Net asset value, offering, and redemption price per share(3)	$15.79

Class I
Net assets	$105,997,553
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,278,461
Net asset value, offering, and redemption price per share	$16.88

Class R6
Net assets	$1,658,839
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	97,380
Net asset value, offering, and redemption price per share	$17.03

(1)	Serves as collateral for securities sold short and derivative instruments including futures, swaps and options.
(2)	Reflects a maximum sales charge of 5.50%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended December 31, 2019

Investment Income
Dividend income(1)	$3,970,416
Interest income	2,497,400

Total Investment Income	6,467,816

Expenses
Management fees	3,085,115
Dividend expense	1,954,370
Distribution fees — Class C	355,235
Administration and accounting fees	296,056
Transfer agent fees and expenses	276,545
Shareholder servicing fees — Class C	118,412
Distribution fees — Class A	102,771
Reports to shareholders	68,564
Custody fees	60,516
Federal and state registration fees	57,004
Audit and tax fees	44,942
Legal fees	27,124
Trustees’ fees	13,432
Chief Compliance Officer fees	12,001
Pricing fees	1,143
Other expenses	16,293

Total Expenses	6,489,523

Less waivers and reimbursement by Adviser (Note 4)	(522,466)

Net Expenses	5,967,057

Net Investment Income	500,759

Realized and Unrealized Gain (loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	22,671,749
Futures contracts	1,380,317
Swap contracts	1,911,349
Securities sold short	(7,839,555)
Foreign currency translations	(13,040)
Purchased options	(434,165)
Written options	314,819

17,991,474

Net change in unrealized appreciation (depreciation) on:
Investments	21,929,145
Futures contracts	893,738
Swap contracts	950,879
Securities sold short	(16,676,090)
Foreign currency translations	27,586
Purchased options	(17,769)
Written options	(41,082)

7,066,407

Net Realized and Unrealized Gain on Investments and Foreign Currency	25,057,881

Net Increase In Net Assets From Operations	$25,558,640

(1)	Net of $159,175 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment income (loss)	$500,759	$(1,251,310)
Net realized gain (loss) on:
Investments	22,671,749	70,431,054
Futures contracts	1,380,317	(428,593)
Swap contracts	1,911,349	(5,882,012)
Securities sold short	(7,839,555)	(9,520,735)
Foreign currency translations	(13,040)	(307,969)
Purchased options	(434,165)	(1,904,866)
Written options	314,819	1,430,540
Net change in unrealized appreciation (depreciation) on:
Investments	21,929,145	(121,169,182)
Futures contracts	893,738	(830,161)
Swap contracts	950,879	(1,473,895)
Securities sold short	(16,676,090)	18,829,643
Foreign currency translations	27,586	821,432
Purchased options	(17,769)	3,703,827
Written options	(41,082)	(67,462)

Net increase (decrease) in net assets from operations	25,558,640	(47,619,689)

From Distributions
Net dividends and distributions — Class A	(93,102)	—
Net dividends and distributions — Class I	(538,056)	—
Net dividends and distributions — Class R6	(8,208)	—

Net decrease in net assets resulting from dividend and distributions paid	(639,366)	—

From Capital Share Transactions
Proceeds from shares sold — Class A	3,933,141	3,448,334
Net asset value of shares issued to shareholders in payment of distributions declared — Class A	82,982	—
Payments for shares redeemed — Class A	(17,098,220)	(25,355,564)
Proceeds from shares sold — Class C	92,127	594,098
Payments for shares redeemed — Class C	(22,458,618)	(27,007,820)
Proceeds from shares sold — Class I	5,803,447	28,088,779
Net asset value of shares issued to shareholders in payment of distributions declared — Class I	512,494	—
Payments for shares redeemed — Class I	(78,578,751)	(137,923,276)
Proceeds from shares sold — Class R6	63,138	87,614
Net asset value of shares issued to shareholders in payment of distributions declared — Class R6	8,208	—
Payments for shares redeemed — Class R6	(150,090)	(802,157)

Net decrease in net assets from capital share transactions	(107,790,142)	(158,869,992)

Total Decrease In Net Assets	(82,870,868)	(206,489,681)

Net Assets:
Beginning of Year	266,963,132	473,452,813

End of Year	$184,092,264	$266,963,132

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$14.92	$17.23	$14.26	$14.79		$16.16

Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	(0.05)	(0.11)	(0.22)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	1.73	(2.26)	3.08	(0.31)		(1.20)

Total from investment operations	1.77	(2.31)	2.97	(0.53)		(1.37)

Less distributions paid:
From net investment income	(0.04)	—	—	—		—

Total distributions paid	(0.04)	—	—	—		—

Net Asset Value, End of Year	$16.65	$14.92	$17.23	$14.26		$14.79

Total return(2)	11.87%	-13.41%	20.83%	-3.58%		-8.48%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$37,761	$46,183	$75,929	$101,876		$283,906

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.94%	2.73%	2.72%	2.88%		2.54%
After waivers and reimbursements of expenses(4)	2.70%	2.52%	2.54%	2.84	%(7)	2.54%

Ratio of net investment income (loss) to average net assets:(5)
Before waivers and reimbursements of expenses	0.02%	(0.51)%	(0.90)%	(1.60)%		(1.08)%
After waivers and reimbursements of expenses	0.26%	(0.30)%	(0.72)%	(1.56)%		(1.08)%

Portfolio turnover rate(6)	17%	40%	5%	86%		93%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.04%, 2.01%, 1.98%, 1.87%, and 1.80% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80%, 1.80%, 1.80%, 1.83%, and 1.80% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class A shares were subject to an expense limitation cap of 1.80%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS C

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$14.22	$16.56	$13.80	$14.43		$15.89

Income (loss) from investment operations:
Net investment loss(1)	(0.08)	(0.17)	(0.22)	(0.31)		(0.28)
Net realized and unrealized gain (loss) on investments and foreign currency	1.65	(2.17)	2.98	(0.32)		(1.18)

Total from investment operations	1.57	(2.34)	2.76	(0.63)		(1.46)

Net Asset Value, End of Year	$15.79	$14.22	$16.56	$13.80		$14.43

Total return(2)	11.04%	-14.13%	20.00%	-4.37%		-9.19%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$38,675	$55,958	$92,518	$123,651		$315,894

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	3.69%	3.49%	3.48%	3.65%		3.29%
After waivers and reimbursements of expenses(4)	3.46%	3.30%	3.30%	3.59	%(7)	3.29%

Ratio of net investment loss to average net assets:(5)
Before waivers and reimbursements of expenses	(0.76)%	(1.27)%	(1.67)%	(2.36)%		(1.84)%
After waivers and reimbursements of expenses	(0.53)%	(1.08)%	(1.49)%	(2.30)%		(1.84)%

Portfolio turnover rate(6)	17%	40%	5%	86%		93%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.80%, 2.76% , 2.75%, 2.65%, and 2.57% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 2.57%, 2.57%, 2.57% 2.59%, and 2.57% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)	The net investment loss ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class C shares were subject to an expense limitation cap of 2.57%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS I

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$15.14	$17.44	$14.39	$14.89		$16.24

Income (loss) from investment operations:
Net investment income (loss)(1)	0.08	(0.02)	(0.07)	(0.19)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	1.75	(2.28)	3.12	(0.31)		(1.22)

Total from investment operations	1.83	(2.30)	3.05	(0.50)		(1.35)

Less distributions paid:
From net investment income	(0.09)	—	—	—		—

Total distributions paid	(0.09)	—	—	—		—

Net Asset Value, End of Year	$16.88	$15.14	$17.44	$14.39		$14.89

Total return(2)	12.13%	-13.25%	21.20%	-3.36%		-8.31%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$105,998	$163,260	$302,439	$376,791		$1,698,033

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.68%	2.47%	2.48%	2.61%		2.26%
After waivers and reimbursements of expenses(4)	2.44%	2.27%	2.30%	2.56	%(7)	2.26%

Ratio of net investment income (loss) to average net assets:(5)
Before waivers and reimbursements of expenses	0.25%	(0.29)%	(0.64)%	(1.38)%		(0.82)%
After waivers and reimbursements of expenses	0.49%	(0.09)%	(0.46)%	(1.33)%		(0.82)%

Portfolio turnover rate(6)	17%	40%	5%	86%		93%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.80%, 1.76%, 1.74%, 1.61%, and 1.56% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.56%, 1.56%, 1.56%, 1.56%, and 1.56% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class I shares were subject to an expense limitation cap of 1.56%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND — CLASS R6

Financial Highlights (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$15.25	$17.55	$14.46	$14.94		$16.27

Income (loss) from investment operations:
Net investment income (loss)(1)	0.10	0.01	(0.05)	(0.17)		(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	(2.31)	3.14	(0.31)		(1.21)

Total from investment operations	1.87	(2.30)	3.09	(0.48)		(1.33)

Less distributions paid:
From net investment income	(0.09)	—	—	—		—

Total distributions paid	(0.09)	—	—	—		—

Net Asset Value, End of Year	$17.03	$15.25	$17.55	$14.46		$14.94

Total return(2)	12.30%	-13.11%	21.37%	-3.21%		-8.17%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$1,659	$1,563	$2,567	$2,793		$5,749

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(3)	2.72%	2.49%	2.45%	2.64%		2.25%
After waivers and reimbursements of expenses(4)	2.36%	2.16%	2.18%	2.55	%(7)	2.25%

Ratio of net investment income (loss) to average net assets:(5)
Before waivers and reimbursements of expenses	0.27%	(0.28)%	(0.62)%	(1.33)%		(0.78)%
After waivers and reimbursements of expenses	0.63%	0.05%	(0.35)%	(1.24)%		(0.78)%

Portfolio turnover rate(6)	17%	40%	5%	86%		93%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)

Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Based on net asset value, which does not reflect the applicable sales charges.

(3)

Expense ratios of expenses to average net assets before waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.79%, 1.76%, 1.70%, 1.53%, and 1.43% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(4)

Expense ratios of expenses to average net assets after waivers and reimbursements of expenses excluding dividend and interest expense on short positions were 1.43%, 1.43%, 1.43%, 1.44%, and 1.43% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(5)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(6)	Consists of long-term investments only; excludes securities sold short and derivative instruments.
(7)	Effective after the close of business on April 8, 2016, Class R6 shares were subject to an expense limitation cap of 1.43%.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

December 31, 2019

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Fund currently offers four classes of shares. Class I shares commenced operations on July 31, 2007. Class A and Class C shares commenced operations on October 5, 2012. Class R6 shares commenced operations on June 17, 2013. Effective as of the close of business on August 15, 2016, the Fund converted its Investor Class shares into Class A shares of the Fund. Effective as of the close of business on August 15, 2016, the Fund converted its Class R2 and Class P shares into Class I shares of the Fund. Class A shares are subject to an initial maximum sales charge of 5.50% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A shares made within 12 months of the date of purchase of Class A shares. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within 12 months of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. In addition, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares, as applicable. Class C shares of the Fund automatically convert to Class A shares after 10 years. Also, you generally may elect on a voluntary basis to convert your Class A or Class C shares that are no longer subject to a CDSC, or Class I shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service (Rule 12b-1) fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service (Rule 12b-1) fee.

Pursuant to a reorganization that took place after the close of business on April 8, 2016 (the “Reorganization”), the Fund is the successor to the MainStay Marketfield Fund, a series of MainStay Funds Trust (the “Predecessor Fund”). The Predecessor Fund and the Fund have the same investment objectives and substantially the same strategies and investment policies.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these schedules of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service (“Pricing Service”). Forward foreign currency contracts are valued at the mean between the bid and asked prices by a Pricing Service. Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and ask prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service for the day such security is being valued.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described above. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. In the event market quotations are not readily available, such security’s fair value will be determined.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Over-the-counter (“OTC”) option contracts on securities, currencies and other financial instruments with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer. Futures contracts and options thereon are valued at the last settlement price at the closing of trading on the relevant exchange or board of trade. Futures or options on futures positions for which reliable market quotations are not readily available shall be valued at a price supplied by a Pricing Service.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs. If a price provided by a Pricing Service differs from the price provided by an independent dealer by

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

10% or more or the Adviser otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers. In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of December 31, 2019:

	Level 1	Level 2	Level 3(3)	Total
Assets:
Common Stocks(1)	$117,931,732	$—	$—	$117,931,732
Exchange-Traded Funds	53,443,403	—	—	53,443,403
Purchased Options	117,000		—	117,000
Short-Term Investments	12,702,311	—	—	12,702,311

Total Assets	$184,194,446	$—	$—	$184,194,446

Liabilities:
Securities Sold Short
Common Stocks(1)	$(3,615,193)	$—	$—	$(3,615,193)
Exchange-Traded Funds	(46,695,452)	—	—	(46,695,452)
Real Estate Investment Trusts	(15,670,250)	—	—	(15,670,250)

Total Securities Sold Short	(65,980,895)	—	—	(65,980,895)
Written Options	(223,000)	—	—	(223,000)

Total Liabilities	$(66,203,895)	$—	$—	$(66,203,895)

Other Financial Instruments(2)
Futures	63,577	—	—	63,577

Total Other Financial Instruments	$63,577	$—	$—	$63,577

(1)	See the Schedule of Investments for industry/geographic classifications.
(2)	Reflected at the net unrealized appreciation on the contracts held.
(3)

The Fund measures Level 3 activity as of the end of each financial reporting period. For the year ended December 31, 2019, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currency other than U.S. dollars are disclosed separately.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts — Options	Investments, at value	$117,000	Written options, at value	$223,000
Equity Contracts — Futures	Net assets — Unrealized appreciation*	63,577	Net assets — Unrealized depreciation*	—

Total		$180,577		$223,000

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was as follows:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Equity Contracts	$(434,165)	$314,819	$1,380,317	$1,911,349	$3,172,320

Total	$(434,165)	$314,819	$1,380,317	$1,911,349	$3,172,320

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Equity Contracts	$(17,769)	$(41,082)	$893,738	$950,879	$1,785,766

Total	$(17,769)	$(41,082)	$893,738	$950,879	$1,785,766

Options

The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to decreases in the value of the underlying instrument. Writing covered call options tends to decrease the Fund’s exposure to the underlying instrument. Writing uncovered call options increases the Fund’s exposure to loss in the event of increase in value of the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves the risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Fund to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option is that the Fund may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option is that if the value of the referenced foreign currency increases, and if the option is exercised, the Fund must either acquire the referenced foreign currency at the then higher price for delivery or, if the Fund already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

Futures	and Forward Foreign Currency Contracts

The Fund may enter into foreign currency forward exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked- to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional amounts during the year ended December 31, 2019 were as follows:

Futures Contracts
Long	$12,134,132
Short	$—

The Fund did not hold any forward foreign currency contracts during the period.

Swap	Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes to manage these risks. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the year ended December 31, 2019, the Fund recorded net realized gain of $1,911,349 resulting from swap activity. The average monthly notional amount of swaps during the period was $9,961,858 for long positions and $0 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex- dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.

(e)	Counterparty Credit Risk

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At December 31, 2019, the Fund had deposits with Bank of America Merrill Lynch, Barclays Bank PLC, and Citibank N.A. (the “Brokers”), which served as collateral for derivative instruments and securities sold short. The Adviser determined, based on information available at the time, that the creditworthiness of each Broker is satisfactory. However, there is no guarantee that the Adviser’s determination is correct or will remain accurate.

(f)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended December 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended December 31, 2016.

(g)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

(j)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Rule 12b-1 distribution and service fees are expensed at 0.25% of average daily net assets of the Class A shares and at 1.00% of average daily net assets of the Class C shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended December 31, 2018 and 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain
December 31, 2018	$—	$—
December 31, 2019	$639,366	$—

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$126,186,626

Gross tax unrealized appreciation	62,615,632
Gross tax unrealized depreciation	(11,725,843)

Net tax unrealized appreciation	50,889,789

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—
Other accumulated losses	(416,125,173)

Total accumulated losses	$(365,235,384)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, swaps and mark-to-market future contracts.

At December 31, 2019, the Fund deferred, on a tax basis, Post-October specified ordinary losses of $217,868.

At December 31, 2019, the Fund had short-term capital losses of $415,907,305, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2019.

The Fund utilized $19,537,601 of short-term capital loss carryover during the year ended December 31, 2019.

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following table shows the reclassifications made:

Accumulated Deficit	Paid In Capital
$—	$—

(4)	Investment Adviser

The Trust, on behalf of the Fund, has an Investment Advisory Agreement (the “Agreement”) with Marketfield Asset Management LLC (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at an annual rate of the Fund’s average daily net assets as follows: 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion. For the year ended December 31, 2019, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.40% and the Adviser earned fees in the amount of $3,085,115 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2021, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed the Expense Limitation Cap as follows:

Class A	Class C	Class I	Class R6
1.80%	2.57%	1.56%	1.43%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the waivers per class that are subject to potential recovery expiring on:

	Class A	Class C	Class I	Class R6
December 31, 2020	$160,479	$182,839	$593,693	$7,040
December 31, 2021	$130,246	$143,863	$476,208	$7,441
December 31, 2022	$100,616	$107,074	$309,041	$5,735

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter. Pursuant to the 12b-1 Plan, the Distributor receives a distribution fee of 0.25% of the average daily net assets of the Class A shares for services to prospective Fund shareholders and distribution of Fund shares. Pursuant to the 12b-1 Plan, Class C shares pay the Distributor a distribution fee of 0.75% of the average daily net assets of the Class C shares, along with a shareholder servicing fee of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 are not subject to the 12b-1 Plan. As of and during the year ended December 31, 2019, the Fund accrued and owed

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

expenses related to the 12b-1 Plan as presented in the Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	12b-1 Fees		Shareholder Servicing Fees
	Fees Expensed	Fees Owed	Fees Expensed	Fees Owed
Class A	$102,771	$6,117	N/A	N/A
Class C	$355,235	$26,498	$118,412	$41,376

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The following table details the fees expensed for each service during the year ended December 31, 2019, as well as the fees owed as of December 31, 2019.

	Fees Expensed During Fiscal Year		Fees Owed as of December, 2019
Administration and Fund Accounting	$296,056		$36,752
Pricing	1,143		444
Custody	60,516		11,115
Transfer Agent	93,305	(1)	14,260

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 9).

The Distributor is an affiliate of Fund Services and U.S. Bank.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. For the year ended December 31, 2019, the Fund was allocated $12,001 of the Trust’s Chief Compliance Officer fee. At December 31, 2019, the Fund owed fees of $2,007 to Fund Services for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Class A
Shares sold	245,042	202,664
Shares reinvested	4,977	—
Shares redeemed	(1,076,869)	(1,513,057)

Net decrease	(826,850)	(1,310,393)

MARKETFIELD FUND

Notes to Financial Statements, continued

December 31, 2019

	Year Ended December 31, 2019	Year Ended December 31, 2018
Class C
Shares sold	6,164	35,325
Shares redeemed	(1,490,129)	(1,688,962)

Net decrease	(1,483,965)	(1,653,637)

Class I
Shares sold	361,834	1,614,237
Shares reinvested	30,306	—
Shares redeemed	(4,900,402)	(8,168,133)

Net decrease	(4,508,262)	(6,553,896)

Class R6
Shares sold	3,852	5,168
Shares reinvested	481	—
Shares redeemed	(9,410)	(48,952)

Net decrease	(5,077)	(43,784)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended December 31, 2019 are detailed below.

Purchases
U.S. Government	$0
Other	30,326,268

$30,326,268

Sales
U.S. Government	$0
Other	116,482,198

$116,482,198

(9)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $40,000,000, which expires on August 8, 2020. This unsecured line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions. Interest was accrued at the prime rate of 5.50% from January 1, 2019 through July 31, 2019, 5.25% from August 1, 2019 through September 18, 2019, 5.00% from September 19, 2019 through October 30, 2019, and 4.75% thereafter. The credit facility is with the Fund’s custodian, U.S. Bank. The Fund did not borrow on the line of credit during the year ended December 31, 2019.

10)	Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become an indirect wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval received on January 17, 2020.

MARKETFIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders of Marketfield Fund and Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, schedule of securities sold short, schedule of options written, and schedule of open futures contracts, of Marketfield Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund for the year ended December 31, 2015 were audited by other auditors whose report, dated February 26, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, WI

February 24, 2020

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

MARKETFIELD FUND

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 22, 2019 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management LLC (the “Adviser”), the Fund’s investment adviser. The Trustees also met at a prior meeting held on June 13, 2019 (the “June 13, 2019 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided included information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a private investment fund managed by the Adviser and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2020.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Michael C. Aronstein and Michael Shaoul, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Class I shares for the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2019. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500® Index, and in comparison to a peer group of U.S. open-end long-short equity funds with net assets ranging from $100 million to $300 million in the Fund’s current Morningstar category as constructed by data presented by

Morningstar Direct (the “Morningstar Peer Group”). The Trustees also reviewed the Fund in comparison to a peer group of U.S. open-end long-short equity funds with net assets ranging from $1 million to $1 billion in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (the “Adviser Peer Group”). The Trustees noted the Adviser manages a private investment fund with an investment strategy similar to that of the Fund.

The Trustees noted that for the year-to-date period ended April 30, 2019, the Fund’s performance for Class I shares ranked above the Morningstar Peer Group median and the Adviser Peer Group median, and that for the one-year, three-year, five-year and ten-year periods ended April 30, 2019, ranked below the Morningstar Peer Group median and the Adviser Peer Group median. The Trustees also noted that for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2019, the Fund’s Class I shares had underperformed the S&P 500® Index. The Trustees also reviewed the Fund’s performance relative to the Adviser’s private fund with an investment strategy similar to that of the Fund, noting that the performance for relevant periods was not materially different.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that, despite comparative underperformance for certain periods reviewed, the Fund and its shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group and the Adviser Peer Group, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s reorganization into the Trust, and had not yet recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage practices. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 13, 2019 meeting and the July 22, 2019 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% was above the Morningstar Peer Group average of 1.19% and the Adviser Peer Group average of 1.22%. The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.56% for Class I shares was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.67% and below the Adviser Peer Group average (which excludes Rule 12b-1 fees) of 1.95%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Fund was not profitable to the Adviser after accounting for marketing and distribution expenses, but the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and the Adviser Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2020 as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND

Additional Information

(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended December 31, 2019, as qualified dividend income under the jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2019, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	24	Professor Emeritus, Department of Accounting (June 2019–Present), Professor, Department of Accounting (2004–May 2019), Chair, Department of Accounting (2004–2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	24	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	24	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	24	President (2017–present), Chief Operating Officer (2016–present), Executive Vice President (1994–2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003–2017); Trustee, USA MUTUALS (an open-end investment company) (2001–2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017–present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016–January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016–November 2016); Vice President, CCO and Senior Legal Counsel (May 2016–November 2016), Assistant CCO and Senior Legal Counsel (January 2016–April 2016), Senior Legal and Compliance Counsel (2013–2015), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019–present); Partner, Practus, LLP (2018–2019); Counsel, Drinker Biddle & Reath (2016–2018); Counsel, Huntington Bancshares, Inc. (2011–2015).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007–present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-311-6583. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-311-6583, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-800-311-6583 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management LLC 369 Lexington Avenue 3rd Floor New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue 6th Floor Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MJ ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017.

Item 3. Audit Committee Financial Expert.

Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$37,300	$36,200
Audit-Related Fees	0	0
Tax Fees	7,300	7,040
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last half-year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2017

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel

                                             John Buckel, President

Date March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel

                                             John Buckel, President

Date March 4, 2020

By (Signature and Title)* /s/ Jennifer Lima

                                             Jennifer Lima, Treasurer

Date March 4, 2020

*	Print the name and title of each signing officer under his or her signature.

4